UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):		May 29, 2008

Joy Global Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-9299	39-1566457

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)
100 E. Wisconsin Avenue, Suite 2780,
Milwaukee, WI 53202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure

We are furnishing this press release issued by Joy Global Inc. on May 29, 2008 disclosing its financial results for the second quarter of Fiscal
2008.

(c) Exhibits.

Press release dated May 29, 2008 of Joy Global Inc. disclosing its financial results for the second quarter of Fiscal 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

JOY GLOBAL INC.

Date: May 29, 2008	By:	/s/ Michael S. Olsen
Michael S. Olsen
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release dated May 29, 2008 of Joy Global Inc. disclosing its financial results for the second quarter of Fiscal 2008.